Exhibit 99.2
0 Supplemental Financial Presentation May 2025 Offering everyone a piece of the American spirit—one handshake at a time.

1 Important Information Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "anticipate," "estimate," "expect," "project," "plan,“ "intend," "believe," “outlook” and other words of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events, but not all forward-looking statements contain these identifying words. These forward-looking statements are based on assumptions that the Boot Barn Holdings, Inc.’s (the “Company,” “Boot Barn,” “BOOT,” “we,” “us,” and “our,”) management has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors that they believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: decreases in consumer spending due to declines in consumer confidence, local economic conditions or changes in consumer preferences; the impact that import tariffs and other trade restrictions imposed by the U.S., China or other countries have had, and may continue to have, on our product costs and changes to U.S. or other countries’ trade policies and tariff and import/export regulations, including, without limitation, uncertainty with respect to the U.S. – China tariff deal; the Company’s ability to effectively execute on its growth strategy; and the Company’s failure to maintain and enhance its strong brand image, to compete effectively, to maintain good relationships with its key suppliers, and to improve and expand its exclusive product offerings. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, the Company cautions that you should not place undue reliance on any of these forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward-looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or revise the forward-looking statements in this presentation after the date of this presentation. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. Recent Developments Our business and opportunities for growth depend on consumer discretionary spending, and as such, our results are particularly sensitive to economic conditions and consumer confidence. Inflation, changes to U.S. or other countries’ trade policies and tariff and import/export regulations, and other challenges affecting the global economy could impact our operations and will depend on future developments, which are uncertain. These and other effects make it more challenging for us to estimate the future performance of our business, particularly over the near-to-medium term. For further discussion of the uncertainties and business risks affecting the Company, see the sections captioned “Risk factors” in our periodic reports filed with the Securities and Exchange Commission.

2 Full Year Fiscal 2025 Highlights Results Fiscal 2024 Fiscal 2025 Δ Total Sales $ $1.67 Billion $1.91 Billion +14.6% $244 Million Consolidated Same Store Sales % (6.2)% Stores (5.6)% E-comm (10.6)% +5.5% Stores +5.0% E-comm +9.7% Customer Loyalty Program 8.4 Million 9.6 Million +14.3% +1.2 Million Merchandise Margin % +580bps of growth over the last five years 48.8% 50.1% +130bps Exclusive Brands Penetration % +1,660bps of growth over the last five years 37.7% 38.6% +90bps New Store Openings 459 stores in 49 states 55 +16% 60 +15% Gross Profit % +480bps of growth over the last five years 36.9% 37.5% +70bps SG&A Expense % 25.0% 25.0% Flat EBIT % +380bps of growth over the last five years 11.9% 12.5% +60bps GAAP Earnings Per Diluted Share $ $4.80 $5.88 +22.5% $1.08 2 1As of March 29, 2025, our loyalty program included approximately 9.6 million members who have purchased merchandise from us in the last three fiscal years. 2Merchandise cost of goods sold includes the cost of merchandise, inbound and outbound freight, obsolescence and shrinkage provisions, supplier allowances, and inventory acquisition-related costs. 1

3 Full Year Fiscal 2025 Results 1Fiscal 2023 was a 53-week year. Management estimates the 53rd week contributed $28.3M in sales and approximately $0.16 of earnings per diluted share. $846 $893 $1,488 $1,658 $1,667 $1,911 FY20 FY21 FY22 FY23 FY24 FY25 FY25 Full Year Total Sales ($M) 5.0% 3.1% 53.7% -0.1% -6.2% 5.5% FY20 FY21 FY22 FY23 FY24 FY25 FY25 Full Year Consolidated SSS% +90bps +90bps +270bps (70)bps +160bps +130bps FY20 FY21 FY22 FY23 FY24 FY25 FY25 Full Year Merchandise Margin % $1.64 $2.01 $6.33 $5.62 $4.80 $5.88 FY20 FY21 FY22 FY23 FY24 FY25 FY25 Full Year EPS 18% five-year CAGR +670bps over six years 29% five-year CAGR 1 1

4 Q4 Fiscal 2025 Results 1Q4 Fiscal 2023 was a 14-week quarter as a result of the 53rd week in Fiscal 2023. Management estimates the 14th week of Q4 Fiscal 2023 contributed $28.3M in sales and approximately $0.16 of earnings per diluted share. $189 $259 $383 $426 $388 $454 FY20 FY21 FY22 FY23 FY24 FY25 Q4 Total Sales ($M) -4.7% 26.9% 33.3% -5.5% -5.9% 6.0% FY20 FY21 FY22 FY23 FY24 FY25 Q4 Consolidated SSS% (10)bps +300bps +120bps (120)bps +160bps +210bps FY20 FY21 FY22 FY23 FY24 FY25 Q4 Merchandise Margin % $0.20 $0.82 $1.47 $1.53 $0.96 $1.22 FY20 FY21 FY22 FY23 FY24 FY25 Q4 EPS 1 COVID COVID COVID COVID 17% Sales Growth vs. LY +660bps over six years 1

5 $233 $346 $403 $569 $630 $678 $777 $846 $893 $1,488 $1,658 $1,667 $1,911 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 Total Sales ($M) Total Sales Growth 38% 48% 16% 41% 11% 8% 15% 9% 6% 67% 11% Over a Decade of Strong Sales Growth 1 1 1Fiscal 2017 and Fiscal 2023 were 53-week years. 1% ~+19% CAGR SSS% Growth 11.9% 6.7% 7.3% (0.1)% 0.3% 5.2% 10.0% 5.0% 3.1% 53.7% (0.1)% (6.2)% 15% 5.5%

6 Strategic Initiatives Update 1 2 3 4 New Stores Same Store Sales Omni-Channel Merchandise Margin & Exclusive Brands

7 Profitable New Units at 15% Annual Growth 86 117 152 169 208 219 226 240 259 273 300 345 400 459 524 to 529 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 FY26 E Annual Store Count 1 1Represents management’s guidance to open a total of 15% new stores in Fiscal 2026, as provided on the Company’s fourth quarter earnings call held on May 14, 2025. 1 Metrics FY26 Guidance Selling Square Feet ~12,000 Year 1 Net Sales ~$3.2M Net Capital Investment ~$0.9M Net Inventory Investment ~$0.8M Total Net Investment ~$1.7M Year 1 Estimated EBITDA ~$0.9M Year 1 Cash on Cash Return ~53% Payback Period ~1.8 years

8 11.9% 6.7% 7.3% -0.1% 0.3% 5.2% 10.0% 5.0% 3.1% 53.7% -0.1% -6.2% 5.5% 2.0% FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 FY26 E Consolidated SSS% 2 Same Store Sales Growth 1 1Reflects the high end of the Company’s guidance range provided on the Company’s fourth quarter earnings call held on May 14, 2025. Fiscal 2026 guidance assumes increased tariffs result in price increases this summer, leading to softer consumer demand. Fiscal Consolidated SSS% by Quarter Year Q1 Q2 Q3 Q4 Full Year FY26 High-End Guide 6.0 3.0 0.0 0.0 2.0 FY25 1.4 4.9 8.6 6.0 5.5 FY24 (2.9) (4.8) (9.7) (5.9) (6.2) FY25 Two-Year Stack (1.5) 0.1 (1.1) 0.1 (0.7) FY23 10.0 2.3 (3.6) (5.5) (0.1) FY22 78.9 61.7 54.2 33.3 53.7

9 2 Store SSS% Stores are ~90% of FY25 Sales 1Represents preliminary retail store same store sales for April and two weeks of May Fiscal 2026. 9.8% 8.4% Apr Two Weeks of May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar FY26 -6.5% -0.7% 3.3% 0.2% 1.6% 0.2% -4.2% -13.9% 7.5% -0.2% -7.2% 5.2% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar FY25 Two-Year Stack Thanksgiving Shift 1 1 -1.5% 1.9% 1.8% -0.9% 5.3% 7.5% 4.6% -2.4% 16.0% 7.0% 0.9% 8.0% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar FY25 Thanksgiving Shift FY24 -5.0% -2.6% 1.5% 1.1% -3.7% -7.3% -8.8% -11.5% -8.5% -7.2% -8.1% -2.8% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar

10 3 Omni-Channel Capabilities Drive Store Traffic • Bring Long Tail to Stores • Ship to Store / BOPIS • Return in Store Deliver Digital Experience in Stores • Mobile App • Range Finder (AI-enabled) • WHIP (endless aisle) • Cassidy (piloting in-store consumer AI solution) Fulfill Online Demand Efficiently • DC Fulfillment • Store Fulfillment • Same Day Delivery Drive Online Profitability • Boot Barn retail price consistent across channels • Infrequent promotions • Profitable ROAS standard • Maximize clearance margin

11 3 Ecommerce SSS% Ecommerce is ~10% of FY25 Sales 1Represents preliminary e-commerce same store sales for April and two weeks May Fiscal 2026. -0.4% 15.9% Apr Two Weeks of May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar FY26 -14.1% -3.0% 5.2% -6.9% -0.9% 1.6% -3.1% -12.9% 5.1% 5.8% 3.1% -0.9% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar FY25 Two-Year Stack Thanksgiving Shift 1 1 5.0% 6.0% 8.7% 5.0% 12.1% 12.2% 13.7% 2.2% 13.5% 17.1% 9.0% 5.1% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar FY25 Thanksgiving Shift FY24 -19.1% -9.0% -3.5% -11.9% -13.0% -10.6% -16.8% -15.1% -8.4% -11.3% -5.9% -6.0% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar

④ Exclusive Brands Growth & Margin Expansion

6 Exclusive Brands Account for ~35% of Sales Volume



CODY JAMES
SHYANNE
IDYLLWIND
FUELED BY MIRANDA LAMBERT
HAWX
MOONSHINE SPIRIT
BY BRAD PAISLEY
RANK 45

Exclusive Brands (EB) Penetration Growth

Margin enhancement ~1,000bps vs. 3rd party brands



16.2%
$126M in sales
FY19
~2,240bps penetration
(~225bps of margin accretion)
38.6%
$738M in sales
FY25
39.6%
$851M in sales
FY26 E

Merchandise Margin Growth

Estimated 670bps of Total Merchandise Margin Expansion



+90bps
FY20
+90bps
FY21
+270bps
FY22
(70)bps
FY23
+160bps
FY24
+130bps
FY25
Flat
FY26 E

Exclusive Brands (EB) is Only 1/3 of Margin Appreciation



EB Expansion
225bps
Other Margin Drivers
445bps

Margin Drivers
- Full-price selling
- Buying economies of scale
- Supply chain efficiencies
- Volume discounts
- Exclusive brands sales penetration

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13 FY26 Guidance

Full Year Fiscal 2026 Financial Guidance

Fiscal 2026 contemplates a 30% tariff on China, 10% global tariff rate, and 0% tariff on Mexico (USMCA compliant).

Full Year FY26 Financial Guidance	Low-End ($M)	High-End ($M)	Low-End Guidance Comments vs. LY	High-End Guidance Comments vs. LY
Total Net Sales	$2,070	$2,150	Fiscal 2026 guidance assumes increased tariffs result in price increases this summer, leading to softer consumer demand. The difference between the low and high-end scenarios reflect different degrees of impact on consumer demand.	
Consolidated SSS%	(2.0)%	2.0%		
Store SSS%	(2.5)%	1.5%		
E-commerce SSS%	1.0%	7.5%		
Total Net Sales Growth %	8%	13%		
15% New Store Openings	65-70	65-70		
Merchandise Margin[1]	$1,030	$1,077	Fiscal 2026 guidance assumes a merchandise margin decline in the second half of the fiscal year due to unmitigated tariff costs. The difference between the low and high-end scenarios reflect different degrees of impact on margin degradation.	
%	49.8%	50.1%	(30)bps decrease +100bps exclusive brands penetration	flat merchandise margin +100bps exclusive brands penetration
Gross Profit	$747	$793	(140)bps deleverage	(60)bps deleverage
%	36.1%	36.9%		
SG&A	$519	$527	(10)bps deleverage	50bps leverage
%	25.1%	24.5%		
Income from Operations	$228	$266		
%	11.0%	12.4%		
GAAP Earnings per Diluted Share	$5.50	$6.40	26.0% effective tax rate (6)% EPS decrease	26.0% effective tax rate 9% EPS growth

[1]Merchandise cost of goods sold includes the cost of merchandise, inbound and outbound freight, obsolescence and shrinkage provisions, supplier allowances, and inventory acquisition-related costs.

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15 Q1 Fiscal 2026 Financial Guidance Q1 FY26 Financial Guidance Low-End ($M) High-End ($M) Total Net Sales Consolidated SSS% Store SSS% E-commerce SSS% Total Net Sales Growth % $483 4.0% 4.0% 4.0% 14% $491 6.0% 6.0% 6.0% 16% Merchandise Margin % $250 51.7% $254 51.7% Gross Profit % $183 37.9% $188 38.2% SG&A % $122 25.3% $124 25.2% Income from Operations % $61 12.6% $64 13.0% GAAP Earnings per Diluted Share $1.44 $1.52 1 1Merchandise cost of goods sold includes the cost of merchandise, inbound and outbound freight, obsolescence and shrinkage provisions, supplier allowances, and inventory acquisition-related costs.

Tariff Mitigation Strategy

- Given BOOT's lower inventory turns (~2x per year) plus accelerated receipts ahead of tariffs, the impact of recent tariffs is expected to largely be in the second half of Fiscal 2026.

- Third-party inventory – we have been notified of cost increases on products that we source from vendors effective this summer. BOOT expects to increase retail prices on the impacted products in order to maintain merchandise margin rates. Pricing from vendors is expected to increase mid-single-digits.

- Exclusive brands product – we are working to mitigate the impact of the increased tariffs:
  - Factories are reducing costs to BOOT in order to reduce the tariff impact.
  - Factories are re-sourcing production to countries with lower tariffs.
  - BOOT is cancelling product orders with post-tariff low merchandise margins.
  - BOOT is evaluating each item individually to determine if pricing will remain unchanged, resulting in a lower merchandise margin rate, or be increased in order to preserve some or all merchandise margin rate.

Memo: Estimated Inventory Country of Origin - Exclusive Brands (EB)

Country of Origin	FY25 Full Year EB Merchandise Receipts %	FY26 Full Year Estimated EB Merchandise Receipts %	FY26 Second Half & FY27 Estimated EB Merchandise Receipts %
Mexico	34%	35%	35%
China	24%	12%	5%
Cambodia	14%	14%	15%
India	9%	13%	15%
Madagascar	5%	5%	5%
USA	4%	4%	5%
Vietnam	2%	5%	5%
Other	8%	12%	15%
Total	**100%**	**100%**	**100%**

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Estimated Exclusive Brands Tariff Impact

The following information provides estimates and assumptions to help quantify the potential impact of tariffs on the Company's exclusive brands business.

Fiscal 2026 guidance contemplates a 30% tariff on China, 10% global tariff rate, and 0% tariff on Mexico (USMCA compliant).

FY26 Estimated Tariff Impact on Exclusive Brands (EB) $M

FY26 Total Company Consolidated Merchandise COGS	$1,073	
FY26 EB Portion of Merchandise COGS	$386	COGS related to exclusive brands (EB) is estimated to be ~36% of total merchandise COGS.
FY26 EB COGS of Inventory Purchased Pre-Tariffs	$232	~60% of FY26 exclusive brand sales are estimated to be from merchandise purchased pre-tariffs.
FY26 EB COGS of Inventory Purchased Post-Tariffs	$154	~40% of FY26 exclusive brand sales are estimated to be from merchandise purchased post-tariffs.

$8

Tariff Impact to FY26 Exclusive Brands Merchandise COGS

Based on factories absorbing costs, re-sourcing production, order cancellations, and inventory acceleration in advance of tariffs, we estimate that the impact of recent tariffs will result in $8 million in additional costs during Fiscal 2026.

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18 Share Repurchase Program The Company’s Board of Directors has authorized the Company to repurchase up to $200 million of its common stock. We plan to execute a quarter of the total authorization this fiscal year, with the spend roughly consistent by quarter and this has been factored into our guidance.

19 National Leader in Attractive Market • Leading player in estimated $40 billion industry • Brick-and-mortar presence in 49 states and online sales in all 50 states plus international • Pressure-tested model World Class Omni-Channel Capabilities • Strong variety of omni-channel offerings in place • Ability to drive incremental traffic to stores • Improved customer satisfaction with added convenience and quicker delivery Strong New Unit Growth Opportunities • Proven ability to open stores in both new and existing markets • Store-preferred shopping experience • Minimal sales cannibalization from new stores Lifestyle Brand with Loyal Customer • Genuine lifestyle retail brand • Extremely loyal customers seeking authenticity • Lifestyle experience across stores, e-commerce and events Profit Enhancement Opportunities • Proven ability to drive merchandise margin expansion • Economies of scale in purchasing and ability to leverage expenses Investment Considerations Exclusive Brands • 1,000bps margin enhancement vs. third-party brands • Differentiated assortment to satisfy all customer segments • Proven supply chain reliability

20 investor.bootbarn.com